UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 29, 2005

Milacron Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08485	311062125
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2090 Florence Avenue, Cincinnati, Ohio		45206
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(513) 487-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 29, 2005, Milacron Inc. (the "Company") notified the New York Stock Exchange (the "NYSE") that it had inadvertently omitted to state in the proxy statement for the 2005 Annual Meeting of Shareholders that the Company’s Board of Directors had determined that the simultaneous service on the audit committees of four public companies (one of which is the Company’s audit committee) by director David L. Burner does not impair Mr. Burner’s ability to effectively serve on the Company’s audit committee. The Commentary to Section 303A.07 of the NYSE Listed Company Manual requires this statement be included in the annual proxy statement.

The NYSE has advised the Company that the filing of this Current Report on Form 8-K with the Securities and Exchange Commission will correct this noncompliance.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Milacron Inc.

September 2, 2005	By:	Hugh C. O'Donnell

Name: Hugh C. O'Donnell
Title: Senior Vice President, General Counsel and Secretary